Other information	12 Months Ended
Dec. 31, 2021
Other information [Abstract]
Other information
Note 23.- Other information

23.1 Restricted Net assets

Certain of the consolidated entities are restricted from remitting certain funds to Atlantica Sustainable Infrastructure plc. as a result of a number of regulatory, contractual or statutory requirements. These restrictions are mainly related to standard requirements to maintain debt service coverage ratios and other requirements from the financing arrangements. At December 31, 2021, the accumulated amount of the temporary restrictions for the entire restricted term of these affiliates was $326 million.

The Company performed a test on the restricted net assets of consolidated subsidiaries in accordance with Securities and Exchange Commission Regulation S-X Rule 12-04 and concluded the restricted net assets did not exceed 25% of the consolidated net assets of the Company as of December 31, 2021. Therefore, separate financial statements of Atlantica Sustainable Infrastructure, plc. do not have to be presented.

23.2 Subsequent events

On January 17, 2022, the Company closed the acquisition of Chile TL4, a 63-mile transmission line and 2 substations in Chile for a total equity investment of $39 million. The Company expects to make an expansion of the line in 2022, which would represent an additional investment of approximately $8 million. The asset has fully contracted revenues in US dollars, with inflation escalation and 50-year contract life. The off-takers are several mini-hydro plants that receive contracted or regulated payments.

On February 25, 2022, the Board of Directors of the Company approved a dividend of $0.44 per share, which is expected to be paid on March 25, 2022.